As filed with the U.S. Securities and Exchange Commission on October 12, 2023

Registration No. 333-272655

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

SharpLink Gaming, Inc.*

(Exact name of registrant as specified in its charter)

Delaware	7999	87-4752260
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification Number)

333 Washington Avenue North, Suite 104

Minneapolis, Minnesota 55401

(612) 293-0619

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

SharpLink Gaming, Inc.

Attn: Rob Phythian, Chief Executive Officer

333 Washington Avenue North, Suite 104

Minneapolis, Minnesota 55401

(612) 293-0619

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Mitchell S. Nussbaum, Esq. Tahra Wright, Esq. Loeb & Loeb LLP 345 Park Avenue New York, New York 10154 Tel: (212)-407-4000 Fax: (212)-407-4990	Odeya Brick-Zarsky, Adv. Guy Eizenberg, Adv. S. Friedman, Abramson & Co., Law Offices Azrieli Town 146 Menachem Begin Road Tel Aviv 6492103, Israel Tel: (972) 3-693-1931

*	SharpLink Merger Sub Ltd., an Israeli company and a wholly owned subsidiary of SharpLink Gaming, Inc., a Delaware corporation, is to be merged with and into SharpLink Gaming Ltd., an Israeli company, resulting in SharpLink Gaming Ltd. being a wholly-owned subsidiary of SharpLink Gaming, Inc., whose shares will be held by the former shareholders of SharpLink Gaming Ltd. following the issuance of the securities registered pursuant to this registration statement on Form S-4. In accordance with Rule 12g-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the shares of common stock of the registrant, SharpLink Gaming, Inc., a Delaware corporation, will be deemed to be registered under Section 12(b) of the Exchange Act as the successor to SharpLink Gaming Ltd.

Approximate date of commencement of proposed sale to the public: With respect to the securities to be issued in connection with the domestication merger as described in this registration statement, as soon as practicable after the effective date of this registration statement and the satisfaction or waiver of all other conditions under the merger agreement described in this registration statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b–2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

If applicable, place an ☒ in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

SharpLink Gaming, Inc. is filing this Amendment No. 2 to its Registration Statement on Form S-4 (File No. 333-272655) as an exhibits-only filing solely to include unaudited pro forma condensed combined financial statements for SportsHub Games Network, Inc. for the nine months ended September 30, 2022 as the exhibit No. 99.2. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II of the Registration Statement and the signature page to the Registration Statement. The remainder of the Registration Statement is unchanged and has therefore been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules

(a) Exhibits

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated June 14, 2023, by and among SharpLink Gaming Ltd., SharpLink Gaming, Inc., and SharpLink Merger Sub Ltd. (incorporated by reference to Annex A).

2.2*	Amendment No. 1 to Agreement and Plan of Merger, dated July 24, 2023, by and among SharpLink Gaming Ltd., SharpLink Gaming, Inc., and SharpLink Merger Sub Ltd. (incorporated by reference to Annex A).

3.1	Memorandum of Association of SharpLink Gaming Ltd. (incorporated by reference to Exhibit 3.1 to Form 8-K filed with the SEC on April 26, 2023) (translated from Hebrew; the original language version is on file with the Registrant and is available upon request)

3.2	Second Amended and Restated Articles of Association of SharpLink Gaming Ltd. (incorporated by reference to Exhibit 3.1 to Form 8-K filed with the SEC on May 26, 2023)

3.3*	Certificate of Incorporation of SharpLink Gaming, Inc.

3.4*	Form of Amended and Restated Certificate of Incorporation of SharpLink Gaming, Inc. (incorporated by reference to Annex B of the proxy statement/prospectus included in this registration statement)

3.5*	Form of Certificate of Designation of the Series A-1 Preferred Stock of SharpLink Gaming, Inc., par value $0.0001 per share

3.6*	Form of Certificate of Designation of the Series B Preferred Stock of SharpLink Gaming, Inc., par value $0.0001 per share

3.7	Form of Bylaws of SharpLink Gaming, Inc. (incorporated by reference to Annex C of the proxy statement/prospectus included in this registration statement)

4.1	Form of Regular Warrant issued to Alpha Capital Anstalt (incorporated by reference to Exhibit 4.2 to the Report on Form 6-K submitted to the SEC on November 19, 2021)

4.2	Common Stock Purchase Warrant for 8,800,000 shares in favor of Alpha Capital Anstalt, dated February 15, 2023 (incorporated by reference to Exhibit 4.1 to Form 8-K/A filed with the SEC on February 17, 2023)

4.3*	MTS Warrant issued to Roy Hess for 58,334 Ordinary Shares of SharpLink Gaming Ltd.

4.4*	MTS Warrant issued to Roy Hess for 25,000 Ordinary Shares of SharpLink Gaming Ltd.

4.5*	Common Stock Purchase Warrant of SportsHub Games Network, Inc., dated October 29, 2018

5.1*	Opinion of Loeb & Loeb LLP regarding the validity of the securities of SharpLink Gaming, Inc.

10.1	Agreement and Plan of Merger, dated April 15, 2021, among Mer Telemanagement Solutions Ltd., SharpLink, Inc., and New SL Acquisition Corp. (incorporated by reference to Exhibit 99.2 to the Report on Form 6-K submitted to the SEC on April 15, 2021)

10.2	Amendment No. 1 to Agreement and Plan of Merger, dated July 23, 2021, Mer Telemanagement Solutions Ltd., New SL Acquisition Corp. and SharpLink, Inc. (incorporated by reference to Exhibit 2.2 to Form F-3 filed with the SEC on July 27, 2021)

10.3+	SharpLink Gaming Ltd. 2003 Israeli Share Option Plan (incorporated by reference to Exhibit B to Item IV of Exhibit 99.1 the Report on Form 6-K submitted to the SEC on July 2, 2013)

10.4+	SharpLink, Inc. 2020 Stock Incentive Plan (incorporated by reference to Exhibit 99.2 to the Registration Statement on Form S-8 filed with the SEC on October 12, 2021)

10.5+	2021 Equity Incentive Plan, as amended (incorporated by reference to Exhibit 99.1 to the Registration Statement on Form S-8 filed with the SEC on October 12, 2021)

10.6+*	SportsHub Games Network, Inc. 2018 Equity Incentive Plan

10.7+	Employment Agreement by and between SharpLink, Inc. and Rob Phythian, dated July 26, 2021 (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-4 filed with the SEC on February 3, 2022)

10.8+	Employment Agreement by and between SharpLink, Inc. and Chris Nicholas, dated July 26, 2021 (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-4 filed with the SEC on February 3, 2022)

10.9+	Employment Agreement by and between SharpLink Gaming Ltd. and Bob DeLucia, dated August 16, 2022 (incorporated by reference to Exhibit 10.7 to the Registration Statement on Form S-1/A filed with the SEC on May 8, 2023)

10.10+	Directors and Officers Compensation Policy (incorporated by reference to Annex C to Exhibit 99.2 of the Report on Form 6-K submitted to the SEC on July 28, 2022)

10.11	Securities Purchase Agreement dated December 23, 2020, between SharpLink, Inc. and Alpha Capital Anstalt, as amended on June 15, 2021 and July 23, 2021 (incorporated by reference to Exhibit 10.1 to the Report on Form 6-K submitted to the SEC on November 19, 2021)

10.12	Securities Purchase Agreement dated November 16, 2021 between the Company and Alpha Capital Anstalt (incorporated by reference to Exhibit 10.1 to the Report on Form 6-K submitted to the SEC on November 19, 2021)

10.13	Asset Purchase Agreement, dated December 31, 2021, by and among FourCubed Acquisition Company, LLC, 6t4 Company, FourCubed Management, LLC, Chris Carlson, and SharpLink Gaming Ltd. (incorporated by reference to Exhibit 10.1 to the Report on Form 6-K submitted to the SEC on January 12, 2022)

10.14†	Registration Rights Agreement, dated December 31, 2021, by and among SharpLink Gaming Ltd., 6t4 Company, and Chris Carlson (incorporated herein by reference to Exhibit 10.2 to the Report on Form 6-K submitted to the SEC on January 12, 2022)

10.15	Agreement and Plan of Merger, dated September 7, 2022, by and among SharpLink Gaming Ltd., SHGN Acquisition Corp., SportsHub Games Network, Inc. and Christian Peterson, in his capacity as the Stockholder Representative (incorporated by reference to Annex A-1 to Exhibit 99.2 of the Report on Form 6-K submitted to the SEC on November 8, 2022)

10.16	First Amendment to Agreement and Plan of Merger, dated November 2, 2022, by and among SharpLink Gaming Ltd., SHGN Acquisition Corp., SportsHub Games Network, Inc. and Christian Peterson, in his capacity as the Stockholder Representative (incorporated by reference to Annex A-1 to Exhibit 99.2 of the Report on Form 6-K submitted to the SEC on November 8, 2022)

10.17††	Share and Asset Purchase Agreement, dated as of November 9, 2022, by and between SharpLink Gaming Ltd. and Entrypoint South Ltd. (incorporated herein by reference to Exhibit 2.1 to the Report on Form 6-K submitted to the SEC on January 5, 2023)

10.18	Revolving Credit Agreement, dated February 13, 2023, by and between SharpLink, Inc. and Platinum Bank (incorporated herein by reference to Exhibit 10.1 to the Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.19	Revolving Promissory Note, dated February 13, 2023, executed by SharpLink, Inc. (incorporated herein by reference to Exhibit 10.2 to the Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.20	Deposit Account Pledge and Control Agreement, dated February 13, 2023, by and between SHGN Acquisition Corp. and Platinum Bank (incorporated herein by reference to Exhibit 10.3 to the Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.21	Form of Company Guaranty, dated February 13, 2023, issued by SHGN Acquisition Corp., SLG 1 Holdings LLC and SLG 2 Holdings LLC (incorporated herein by reference to Exhibit 10.4 to the Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.22	Term Loan Agreement, dated June 9, 2020, by and between SportsHub Games Network, Inc. and Platinum Bank (incorporated herein by reference to Exhibit 10.5 to the Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.23	Amendment Agreement, dated November 4, 2021, by and between SportsHub Games Network, Inc., LeagueSafe Management, LLC, Virtual Fantasy Games Acquisition, LLC, Rob Phythian, Chris Nicholas and Platinum Bank (incorporated herein by reference to Exhibit 10.6 to the Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.24	Consent, Assumption and Second Amendment Agreement, dated February 13, 2023, by and between SHGN Acquisition Corp., LeagueSafe Management, LLC, Virtual Fantasy Games Acquisition, LLC and Platinum Bank (incorporated herein by reference to Exhibit 10.7 to the Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.25	Amended and Restated Term Promissory Note, dated February 13, 2023, executed by SHGN Acquisition Corp. (incorporated herein by reference to Exhibit 10.8 to the Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.26	Security Agreement, dated June 9, 2020, executed by SHGN Acquisition Corp. (incorporated herein by reference to Exhibit 10.9 to the Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.27	Third Party Security Agreement, dated as of June 9, 2020, executed by Virtual Fantasy Games Acquisition, LLC (incorporated herein by reference to Exhibit 10.10 to the Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.28	Amended and Restated Deposit Account Pledge Agreement, dated February 13, 2023, executed by SHGN Acquisition Corp. (incorporated herein by reference to Exhibit 10.11 to the Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.29	Revolving Credit Agreement, dated March 27, 2020, by and between SportsHub Games Network, Inc. and Platinum Bank (incorporated herein by reference to Exhibit 10.12 to the Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.30	Second Amendment Agreement, dated November 4, 2021, by and between SportsHub Games Network, Inc., LeagueSafe Management, LLC, Virtual Fantasy Games Acquisition, LLC and Platinum Bank (incorporated herein by reference to Exhibit 10.13 to the Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.31	Consent, Assumption and Third Amendment Agreement, dated February 13, 2023, by and between SHGN Acquisition Corp., LeagueSafe Management, LLC, Virtual Fantasy Games Acquisition, LLC and Platinum Bank (incorporated herein by reference to Exhibit 10.14 to the Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.32	Amended and Restated Promissory Note executed by SHGN Acquisition Corp., dated February 13, 2023 (incorporated herein by reference to Exhibit 10.15 to the Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.33	Security Agreement, dated March 27, 2020, executed by SportsHub Games Network, Inc. (incorporated herein by reference to Exhibit 10.16 to the Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.34	Security Agreement, dated March 27, 2020, by and between LeagueSafe Management, LLC and SportsHub Games Network, Inc. (incorporated herein by reference to Exhibit 10.17 to the Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.35	Third Party Security Agreement, dated March 27, 2020, executed by Virtual Fantasy Games Acquisition, LLC (incorporated herein by reference to Exhibit 10.18 to the Report on Form 8-K/A filed with the SEC on February 17, 2023)

10.36	Securities Purchase Agreement, dated February 14, 2023, by and between SharpLink, Inc. and Alpha Capital Anstalt (incorporated herein by reference to Exhibit 10.19 to the Report on Form 8-K filed with the SEC on February 16, 2023)

10.37	8% Senior Convertible Debenture Due February 15, 2026 (incorporated herein by reference to Exhibit 10.20 to the Report on Form 8-K filed with the SEC on February 16, 2023)

10.38	Registration Rights Agreement, dated February 14, 2026, by and between SharpLink, Inc. and Alpha Capital Anstalt (incorporated herein by reference to Exhibit 10.21 to the Report on Form 8-K filed with the SEC on February 16, 2023)

21.1*	List of Subsidiaries

23.1*	Consent of Cherry Bekaert, LLP

23.2*	Consent of RSM US LLP in regard to SharpLink Gaming Ltd.

23.3*	Consent of RSM US LLP in regard to SportsHub Games Network, Inc. and Subsidiaries

23.4*	Consent of BerganKDV LTD.

23.5*	Consent of Loeb & Loeb LLP (included in Exhibit 5.1)

24.1*	Power of Attorney

99.1*	Form of Proxy Card

99.2*	Unaudited pro forma condensed combined financial statements for SportsHub Games Network, Inc. for the nine months ended September 30, 2022 (incorporated by reference to Exhibit 99.2 to Form 8-K filed with the SEC on September 8, 2023)

107*	Filing Fee Table

*	Previously filed
**	Filed herewith
†	Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain information contained in this has been redacted as indicated therein
††	Annexes and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted annexes and schedules upon request.
+	Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on October 12, 2023.

SharpLink Gaming, Inc.

By:	/s/ Rob Phythian
Name:	Rob Phythian
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Rob Phythian	Chief Executive Officer and Director	October 12, 2023
Rob Phythian	(Principal Executive Officer)

/s/ Robert DeLucia	Chief Financial Officer	October 12, 2023
Robert DeLucia	(Principal Financial and Accounting Officer)

*	Chief Operating Officer and Director	October 12, 2023
Chris Nicholas

*	Chairman of the Board	October 12, 2023
Joseph Housman

*	Director	October 12, 2023
Paul Abdo

*	Director	October 12, 2023
Thomas Doering

*	Outside Director	October 12, 2023
Adrienne Anderson

*	Outside Director	October 12, 2023
Scott Pollei

* By:	/s/ Rob Phythian
Rob Phythian
as Attorney-in-Fact